UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 30, 2004

MARTIN MIDSTREAM PARTNERS L.P.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-50056	05-0527861
(State of incorporation	(Commission file number)	(I.R.S. employer identification number)
or organization)

4200 STONE ROAD
KILGORE, TEXAS	75662
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (903) 983-6200

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

     Filed as Exhibits 99.1 and 99.2, respectively, to this Current Report are the December 31, 2003 (audited) and March 31, 2004 (unaudited) balance sheets of Martin Midstream GP LLC, the general partner of Martin Midstream Partners L.P., and the report of independent accountants on the December 31, 2003 (audited) balance sheet dated June 14, 2004.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Balance Sheets as of December 31, 2003 (audited) and March 31, 2004 (unaudited) of Martin Midstream GP LLC.

99.2	—	Independent Auditors’ Report dated June 14, 2004 on the December 31, 2003 Balance Sheet of Martin Midstream GP LLC.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.
	By:	Martin Midstream GP LLC Its General Partner
Date: June 30, 2004	By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Balance Sheets as of December 31, 2003 (audited) and March 31, 2004 (unaudited) of Martin Midstream GP LLC.

99.2	—	Independent Auditors’ Report dated June 14, 2004 on the December 31, 2003 Balance Sheet of Martin Midstream GP LLC.

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